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                                                                   EXHIBIT 10.19

                                 CATV.NET, INC.

                           Convertible Preferred Stock
                          Registration Rights Agreement


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 23rd day of February, 1998 by and between CATV.NET, INC., a Kentucky corporation (the "Company"), and BROADBAND SOLUTIONS, LLC, a Kentucky limited liability company ("Investor"), and COLORADO LIMITED PARTNERSHIP, a Georgia limited partnership, OPM SERVICES, INC., a Kentucky corporation, and GIBBS FAMILY LIMITED PARTNERSHIP, a Georgia limited partnership (collectively, the "Common Shareholders").


                                    Recitals

         WHEREAS, the Company and the Investor are parties to a Convertible Preferred Stock Purchase Agreement dated February 23, 1998 (the "Purchase Agreement"), under which certain of the Company's and the Investor's obligations are conditioned upon the execution and delivery by the Investor and the Company of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below.

                  1.1 "Preferred Stock" shall mean the Company's Convertible Preferred Stock, no par value per share.

                  1.2 "Common Stock" shall mean the Company's Common Stock or any capital stock exchanged therefor.

                  1.3 "Commission" shall mean the federal Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  1.4 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  1.5 "Holder" shall mean Investor and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have


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         been transferred in compliance with Section 8 hereof.

                  1.6 "Initiating Holders" shall mean any Holder or Holders of not less than 50% of the Registrable Securities.

                  1.7 "Registrable Securities" shall mean [i] any shares of Common Stock issued or issuable pursuant to the conversion of the Preferred Stock, [ii] any shares of Common Stock or any other capital stock exchanged for Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in [i] above, and [iii] all other Common Stock which Investor shall have acquired at any time; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  1.8 "Registrable Common Securities" shall mean twenty percent (20%) of all Common Stock which the Common Shareholders hold in the aggregate; provided, however, that Registrable Common Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  1.9 The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

                  1.10 "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Holders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                  1.11 "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  1.12 "Rule 145" shall mean Rule 145 as promulgated by the


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         Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  1.13 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                  1.14 "Selling Expenses" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

         2. Company Registration.

                  2.1 If the Company shall determine to register any of its Common Stock or Preferred Stock for its own account or for the account of any other party, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                    [a] promptly give to each Holder written notice thereof and of the anticipated effective date of such registration; and

                    [b] use its best efforts to include in such registration
               (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within thirty (30) days after the written notice from the Company described in clause [a] above is mailed or delivered by the Company. Such written request may specify all or any part of a Holder's Registrable Securities.

                  2.2 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1[a]. In such event, the right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such under writing shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representatives of the


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         underwriter or underwriters selected by the Company.

                  Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 11. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be with drawn from such registration.

                  If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with
         Section 11 hereof.

         3. Demand Registration.

               3.1 Demand for Registration. If the Company shall receive from Initiating Holders at any time or times following the Company's initial registered public offering of its Common Stock with the Commission a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

                  [a] promptly give written notice of the proposed registration to all other Holders; and

                  [b] as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act and any other governmental requirements or regulations) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a


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         written request received by the Company within thirty (30) business days after such written notice from the Company is mailed or delivered.

               The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 3.1:

                  [i] In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  [ii] After the Company has initiated two such registrations pursuant to this Section 3.1 (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold);

                  [iii] During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reason able efforts to cause such registration statement to become effective;

                  [iv] If the Initiating Holders do not request that such offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

                  [v] If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause [iv] above to firmly underwrite the offer.

         3.2 Postponed Registration. Subject to the foregoing clauses [i] through [v], the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within ninety (90) days, after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then


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the Company shall have the right to defer such filing (except as provided in
Clause [iii] above) for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this matter more than once in any twenty-four month period.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of this Section 3.2 and 11 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

         3.3 Underwriting. The right of any Holder to registration pursuant to
Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

         3.4 Procedures. If the Company shall request inclusion in any registration pursuant to Section 3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to
Section 3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 11 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 3.4, then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.


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         3.5 Common Shareholders. If the Company registers any of its Common
Stock or Preferred Stock pursuant to this Section 3, the Company will promptly give to each Common Shareholder written notice thereof and of the anticipated effective date of such registration and use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the shares of Company common stock of such Common Shareholder specified in a written request or requests, made by any Common Shareholder and received by the Company within thirty (30) days after the written notice from the Company is mailed or delivered by the Company. Such written request may specify all or any part of a Common Shareholders' shares of Company common stock; provided, however, that [i] the right of any Common Shareholder to registration pursuant to this Section 3.5 shall be subject to all of the terms and conditions of this Agreement as if such Common Shareholder were a Holder of Registrable Securities, including without limitation the provisions of Section 6, [ii] no Common Shareholder may assign its rights under this Section 3.5, [iii] the Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by the Common Shareholders, and [iv] no registration of the shares of a Common Shareholder shall be effected if it shall interfere in any manner with the rights afforded the Holders of Registrable Securities under this Agreement.

     4. Demand Registration By Common Shareholders.

         4.1 Demand for Registration. If the Company shall receive from the Common Shareholders, acting together, at any time or times following the Company's initial registered public offering of its Common Stock with the Commission a written request that the Company effect any registration with respect to all or a part of the Registrable Common Securities, the Company will as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act and any other governmental requirements or regulations) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Common Securities as are specified in such request.

         The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 4.1:

                  [i] In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                  [ii] After the Company has initiated one such registration



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         pursuant to this Section 4.1, whether or not each Common Shareholder elected to participate in such registration (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold);

                  [iii] During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration or a registration initiated by Initiating Holders; provided that the Company or the Initiating Holders, as applicable, are actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                  [iv] If the Common Shareholders do not request that such offering be firmly underwritten by underwriters selected by the Company;

                  [v] If the Company and the Common Shareholders are unable to obtain the commitment of the underwriters described in clause [iv] above to firmly underwrite the offer; or

                  [vi] If the Common Shareholders shall not have obtained the prior written consent of a majority of the Holders, which consent shall not be unreasonably with held; for purposes of this Section 4.1 [vi], the failure of a majority of the Holders to grant such consent shall not be considered unreasonable if the Holders reasonably believe that the registration of the Registrable Common Securities will materially affect the market price of the Company's Common Stock.

         4.2 Postponed Registration. Subject to the foregoing clauses [i] through [vi], the Company shall file a registration statement covering the Registrable Common Securities so requested to be registered as soon as practicable, but in any event within ninety (90) days, after receipt of the request or requests of the Common Shareholders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Common Shareholders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in Clause [iii] above) for a period of not more than ninety (90) days after receipt of the request of the Common Shareholders, and, provided further, that the Company shall not defer its obligation in this matter more than once in any twenty-four month period.


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         The registration statement filed pursuant to the request of the Common
Shareholders may, subject to the provisions of this Section 4.2 and 11 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

         4.3 Underwriting. The right of the Common Shareholders to registration pursuant to Section 4 shall be conditioned upon such Common Shareholders' participation in such underwriting and the inclusion of such Common Shareholders' Registrable Common Securities in the underwriting to the extent provided herein. A Common Shareholder may elect to include in such underwriting all or a part of the Registrable Common Securities it holds, provided that no more than twenty percent (20%) of all the Common Stock held by the Common Shareholders in the aggregate shall be included.

         4.4 Procedures. If the Company shall request inclusion in any registration pursuant to Section 4 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to
Section 4, the Common Shareholders shall offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Common Shareholders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Common Shareholders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 4, if the representative of the underwriters advises the Common Shareholders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 11 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Common Shareholders. The securities so excluded shall also be withdrawn from registration. Any Registrable Common Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 4.4, then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with
Section 11.

     5. Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2, 3.1 and 4.1


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hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall also be borne by the Company.

     6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the material progress and completion thereof. At its expense, the Company will use its best efforts to:

          6.1 Keep such registration effective for a period of one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company;

          6.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          6.3 Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

          6.4 Cause all such Registrable Securities registered pursuant hereunto to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed and comply with all applicable blue sky laws to enable the Registrable Securities to be publicly offered and sold in the states in which such Registrable Securities will be offered;

          6.5 Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

          6.6 In connection with any underwritten offering pursuant to a registration statement filed pursuant to section 2 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of the Common Stock provided such underwriting agreement contains customary underwriting provisions and provided further that, if the underwriter so requests, the underwriting agreement will contain customary contribution provisions.

     7. Indemnification.


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          7.1 The Company will indemnify each Holder, each Common Shareholder and each of their officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of
     Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder and Common Shareholder, each of their officers, directors, partners, legal counsel, and accountants and each person controlling such Holder or Common Shareholder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or Common Shareholder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          7.2 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this
     Section 7.2 exceed the gross proceeds from the offering received by such Holder.

          7.3 Each Common Shareholder will, if Registrable Common Securities held by such Common Shareholder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Common Shareholder, and each of their officers, directors, and partners, and each person controlling such Common Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Common Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Common Shareholder and stated to be specifically for use therein provided, however, that the obligations of such Common Shareholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Common Shareholder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 7.3 exceed the gross proceeds from the offering received by such Common Shareholder.

          7.4 Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          7.5 If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions of the Indemnifying Party and of the Indemnified Party. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided that in no event shall contribution by a Holder or Common Shareholder under this Section 7.5 exceed the gross proceeds from the offering received by the Holder or Common Shareholder.

          7.6 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     8. Information by Holder. Each Holder of Registrable Securities and each Common Shareholder shall furnish to the Company such information regarding such Holder or Common Shareholder and the distribution proposed by such Holder or Common Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

     9. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under Section 2 or the right to demand that the Company register securities granted under
Section 3 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 1,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement. The rights to cause the Company to register securities granted to a Common Shareholder by the Company under Section 3 or the right to demand that the Company register securities granted under Section 4 may not be transferred or assigned by a Common Shareholder.

     10. "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder or Common Shareholder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder or Common Shareholder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

          [i] such agreement shall only apply to the first such registration statement of the Company that includes securities to be sold on its behalf to the public in an underwritten offering; and

          [ii] all Holders, Common Shareholders and other share holders of the Company owning at least as much of the Company's capital stock as the Holders, and officers and directors of the Company are bound by and have entered into similar agreements.

         The obligations described in this Section 10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     11. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of this allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming such conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.

     12. Limitations on Registration of Other Securities; Representation. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are as or more favorable than registration rights granted to the Holders hereunder unless the Company shall also give such rights to the Holders hereunder. The Company represents and warrants as of the date hereof that there is no other agreement existing giving any other person or entity any registration rights with respect to any securities of the Company.

     13. Reporting. The Company agrees when required by law to:

          13.1 Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public.

          13.2 Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

     14. Miscellaneous.

          14.1 Governing Law. This Agreement shall be governed in all respects by the laws of the Commonwealth of Kentucky, as applied to agreements among Kentucky residents entered into and to be performed entirely within Kentucky.

          14.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          14.3 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company, the Common Shareholders and the holders of at least fifty percent (50%) of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

          14.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be mailed by first class, registered, or certified mail, postage prepaid, or sent via overnight reputable courier service, or delivered personally or via facsimile with copy sent by mail as provided above:

       If to Investor, to:       Broadband Solutions, LLC
                                        Attn:  David A. Jones, Jr.
                                        1850 National City Tower
                                        101 South Fifth Street
                                        Louisville, Kentucky  40202

       With a copy to:           Patrick W. Mattingly, Esq.
                                         Wyatt, Tarrant & Combs
                                         2800 Citizens Plaza
                                         Louisville, KY  40202

       If to Company, to:        CATV.net, Inc.
                                         Attn: W. Kent Oyler, III
                                         Suite 210, 1000 West Ormsby Avenue
                                         Louisville, Kentucky  40210

       With a copy to:          Robert Vice
                                         Reed, Weitkamp, Schell, Cox & Vice
                                         2400 Citizens Plaza
                                         Louisville, KY  40202

       If to Common
       Shareholders, to:        W. Kent Oyler, III
                                         Suite 210, 1000 West Ormsby Avenue
                                         Louisville, Kentucky  40210

     or to such other address of which the addressee shall have notified the sender in writing. Notices mailed in accordance with this section shall be deemed given three days after being mailed, notices sent by overnight courier service shall be deemed given one day after placed in the hands of a representative of such service and notice given by facsimile shall be deemed given on the date of transmission subject to sender's receipt of a confirmation copy.

          14.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default thereto fore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          14.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          14.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

          14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          14.9 Prevailing Party. In the event any legal action or other proceeding is brought by a party hereto to enforce the terms of this Agreement, the prevailing party in such action or proceeding will be entitled to reasonable attorneys', paralegals' and accountants' fees and costs incurred before and at trial and at all appellate levels, in addition to all awards, judgments and recoveries of damages obtained.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first written above.

                                       CATV.NET, INC.


                                       By: /s/ KENT OYLER
                                          --------------------------------------

                                       Title: CEO
                                             -----------------------------------

                                       Address: Suite 210
                                                1000 West Ormsby Avenue
                                                Louisville, Kentucky  40210

          "INVESTOR"

                                       BROADBAND SOLUTIONS, LLC

                                       By: /s/ BROADBAND SOLUTIONS, LLC
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address: 1850 National City Tower
                                                101 South Fifth Street
                                                Louisville, Kentucky  40202

                                       "COMMON SHAREHOLDERS"

                                       COLORADO LIMITED PARTNERSHIP


                                       By: /s/ KENT OYLER
                                          --------------------------------------

                                       Title: G.P.
                                             -----------------------------------

                                       Address: Suite 210
                                                1000 West Ormsby Avenue
                                                Louisville, Kentucky  40210


                                       OPM SERVICES, INC.


                                       By: /s/ KENT OYLER
                                          --------------------------------------

                                       Title: PRESIDENT
                                             -----------------------------------
                                       Address: Suite 210
                                                1000 West Ormsby Avenue
                                                Louisville, Kentucky  40210


                                       GIBBS FAMILY LIMITED PARTNERSHIP


                                       By: /s/ DAVID GIBBS
                                          --------------------------------------

                                       Title: G.P.
                                             -----------------------------------

                                       Address: Suite 210
                                                1000 West Ormsby Avenue
                                                Louisville, Kentucky  40210